UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2022

ADAPTIMMUNE THERAPEUTICS PLC

(Exact name of registrant as specified in its charter)

England and Wales	1-37368	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Jubilee Avenue, Milton Park

Abingdon, Oxfordshire OX14 4RX

United Kingdom

(Address of principal executive offices, including zip code)

(44) 1235 430000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
American Depositary Shares, each representing 6 Ordinary Shares, par value £0.001 per share	ADAP	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 24, 2022 Adaptimmune Therapeutics plc (“Adaptimmune”) received notice of termination of the Collaboration and License Agreement (“Collaboration Agreement”) between Adaptimmune Limited and GlaxoSmithKline Intellectual Property Development Ltd (“GSK”) dated May 30, 2014. On December 19, 2022 and as a result of such termination, Adaptimmune and GSK entered into Amendment Agreement No. 8 (the “Amendment”) further amending the Collaboration Agreement. The Amendment deleted Section 13.6.9 of the Collaboration Agreement relating to GSK’s post termination manufacturing and supply obligations in consideration for the payment of £5 million by GSK to Adaptimmune and clarified that no additional milestones are due under the Collaboration Agreement. The Amendment also clarified the allocation of responsibilities between GSK and Adaptimmune with respect to the transfer of information relating to the manufacturing process for the collaboration product targeting NY-ESO (lete-cel) and information relating to the collaboration program directed to the PRAME target to Adaptimmune. Further elements of the transfer of the NY-ESO and PRAME programs and any remaining payments are subject to further negotiation and a future agreement between the parties.

Item 9.01    Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description of Exhibit

10.1†	Amendment Agreement No. 8 made and effective as of December 19, 2022 by and between Adaptimmune Limited and GlaxoSmithKline Intellectual Property Development Ltd.

104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

_______________

†Certain portions of this exhibit have been omitted because they are not material and they are the type of information that the registrant treats as private or confidential.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADAPTIMMUNE THERAPEUTICS PLC

Date: December 20, 2022	By:	/s/ Margaret Henry
		Name:	Margaret Henry
		Title:	Corporate Secretary